FORM 8-A

                       Securities and Exchange Commission
                             Washington, D.C. 20549

   For registration of certain classes of securities pursuant to section 12(b)
                  or (g) of the Securities Exchange Act of 1934

                          NEW MEDIUM ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

                 NEVADA                                 11-3502174
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

  4706 18th Avenue, Brooklyn, New York                    11219
(Address of principal executive offices)                (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                         Name of each exchange on which
to be so registered                         each class is to be registered

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-51880 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:  Common
                                                                ----------------
                                                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1. Description of Registrant's Securities to be Registered.

     The Registration Statement on Form SB-2 filed with the Securities and Exchange Commission and declared effective on April 20, 2001 is incorporated by reference herein. Such description will be included in a form of prospectus to be subsequently filed by the registrant pursuant to Rule 424(b) under the Securities Act. This prospectus shall be deemed to be incorporated by reference into the registration statement.

Item 2. Exhibits.

     All Exhibits contained in the Form SB-2 Registration Statement filed with the Securities Exchange Commission and declared effective April 20, 2001 are incorporated by reference herein.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NEW MEDIUM ENTERPRISES, INC.


                                       By:   /s/ Ethel Schwartz
                                          --------------------------------------
                                               Ethel Schwartz
                                               President and Director

                                       Dated: May 14, 2001